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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                                December 8, 1999


                      GLOBALSTAR TELECOMMUNICATIONS LIMITED
             (Exact name of registrant as specified in its charter)

     Islands of Bermuda              0-25456             13-3795510
      (State or other              (Commission          (IRS Employer
jurisdiction of incorporation)     File Number)       Identification Number)

              Cedar House, 41 Cedar Avenue, Hamilton, Bermuda HM 12
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (441) 295-2244


                                GLOBALSTAR, L.P.
             (Exact name of registrant as specified in its charter)

           Delaware                 333-25461        13-3759824
        (State or other            (Commission      (IRS Employer
jurisdiction of incorporation)     File Number)     Identification Number)

                  3200 Zanker Road, San Jose, California 95134
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                  (408)933-4000


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Item 5.           Other Events.

                  On December 8, 1999, Globalstar Telecommunications Limited ("GTL"), a general partner of Globalstar, L.P. ("Globalstar"), sold $150 million of 9% Series B Convertible Redeemable Preferred Stock due 2011 in an offering exempt from registration.

                  GTL applied the net proceeds of the offering to purchase Series B Convertible Redeemable Preferred Partnership Interests in Globalstar. Globalstar, in turn, will apply the proceeds from the sale of the Convertible Redeemable Preferred Partnership Interests for the cost of the continued deployment of its worldwide, low-earth orbit satellite-based digital telecommunications system and for general corporate purposes.

                  The press release of GTL dated December 3, 1999, a copy of which is attached hereto as Exhibit 99.1, is hereby incorporated by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c)      Exhibits.

Exhibit 3(ii) Schedule IV to the Amended and Restated Bye-Laws of Globalstar Telecommunications Limited

Exhibit 10.1 Registration Rights Agreement dated December 8, 1999 relating to Globalstar Telecommunications Limited's 9% Series B Convertible Preferred Stock due 2011

Exhibit 10.2 Amendment dated as of December 8, 1999 to the Amended and Restated Agreement of Limited Partnership of Globalstar, L.P.

Exhibit 99.1 Press Release of Globalstar Telecommunications Limited dated December 3, 1999


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GLOBALSTAR TELECOMMUNICATIONS
                                    LIMITED
                                     (Registrant)


Date: December 20, 1999            By: /s/ Avi Katz
                                      Avi Katz
                                      Vice President and Secretary

                                    Globalstar, L.P.
                                     (Registrant)

                                   By:  Loral/QUALCOMM Satellite Services,
                                   L.P., its general partner
                                   By:  Loral/QUALCOMM Partnership, L.P.,
                                   its general partner
                                   By:  Loral General Partner, Inc.,
                                   its general partner


Date: December 20, 1999             By: /s/ Avi Katz
                                      Avi Katz
                                      Vice President and Secretary


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                                  EXHIBIT INDEX


Exhibit                    Description
-------                    -----------

Exhibit 3(ii) Schedule IV to the Amended and Restated Bye-Laws of Globalstar Telecommunications Limited

Exhibit 10.1 Registration Rights Agreement dated December 8, 1999 relating to Globalstar Telecommunications Limited's 9% Series B Convertible Preferred Stock due 2011

Exhibit 10.2 Amendment dated as of December 8, 1999 to the Amended and Restated Agreement of Limited Partnership of Globalstar, L.P.

Exhibit 99.1 Press Release of Globalstar Telecommunications Limited dated December 3, 1999


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